UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): September 9, 2003



                        Commission File Number 001-14135
                                 OMI CORPORATION


             (Exact name of Registrant as specified in its charter)

       Marshall Islands                               52-2098714
(State or other jurisdiction of                    (I.R.S. Employer
 incorporation or organization)                   Identification No.)

                              Registrant's Address:
                                One Station Place
                           Stamford, Connecticut 06902

        Registrant's telephone number including area code: (203) 602-6700

Item 7.    Financial Statements and Exhibits

          (c)  Exhibits

99 Press release dated September 5, 2003 announcing that OMI has ordered a 37,000 dwt ice-class 1A product carrier scheduled to be delivered in June of 2005.


Item 9.    Regulation FD Disclosure

         On September 5, 2003, OMI Corporation (the "Company") issued a press release announcing that OMI has ordered a 37,000 dwt ice-class 1A product carrier scheduled to be delivered in June 2005.

A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:    September 9, 2003       By:  /s/Craig H. Stevenson, Jr.
         -------------------          --------------------------
                                      Craig H. Stevenson, Jr. Chairman of the
                                      Board and Chief Executive Officer



 Date:   September 9, 2003       By:  /s/Kathleen C. Haines
         ------------------           -----------------------------------
                                      Kathleen C. Haines
                                      Senior Vice President,
                                      Chief Financial Officer and Treasurer



                                  EXHIBIT INDEX

The following Exhibit is being filed with this report.

 Exhibit No.      Description
 ----------       -----------

        99 OMI Corporation press release dated dated September 5, 2003 announcing that OMI has ordered a 37,000 dwt ice-class 1A product carrier scheduled to be delivered in June 2005.